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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 7, 2005
          -------------------------------------------------------------

                                ABLE ENERGY, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   001-15035                 22-3520840
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


198 Green Pond Road, Rockaway, New Jersey                        07866
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 (Address of Principal Executive Offices)                      (Zip Code)


                                 (973) 625-1012
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.

        As previously disclosed in our Current Report on Form 8-K, dated February 28, 2005, and filed with the Securities and Exchange Commission on March 4, 2005, we are currently contemplating the acquisition of our affiliate, All American Plazas, Inc. ("All American"). All American has recently consummated a financing that, if the acquisition of All American is consummated, will impact us. Accordingly, this Current Report on Form 8-K is being filed to describe the refinancing recently completed by All American, which allowed All American to pay off approximately $3,000,000 in existing debt and provided All American with approximately $2,000,000 in working capital. There can be no assurance that we will acquire All American on terms favorable to us, if at all.

        An independent committee of our Board of Directors is currently meeting with an independent appraisal company for the purpose of retaining said company to provide an independent appraised value of All American. We believe that this appraisal will include considering the impact of the All American financing and other corporate and market developments, such as new property acquired by All American and improved All American operating results.

        The following description of the terms of the All American's refinancing is qualified in its entirety by the terms and provisions contained in the financing documentation attached to this Current Report on Form 8-K as Exhibits
99.1 through 99.7.

        Pursuant to the terms of the Securities Purchase Agreement dated June
1, 2005 (the "Agreement") among All American and certain purchasers identified therein (collectively, the "Purchasers"), the Purchasers loaned All American an aggregate of $5,000,000, evidenced by Secured Debentures also dated June 1, 2005 (the "Debentures"). The Debentures shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR for the applicable interest period, plus 4% payable on a quarterly basis on April 1st, July 1st, October 1st and January 1st, beginning on the first such date after the date of issuance of the Debentures. The loan is secured by real estate property owned by All American in Pennsylvania and New Hampshire. In addition, in the event that we do not complete the acquisition of All American prior to the expiration of the 12-month anniversary of the Agreement, All American shall be considered in default of the loan. Pursuant to the Additional Investment Right (the "AIR Agreement") among All American and the Purchasers, the Purchasers may loan All American up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

        If we consummate the acquisition of All American, upon such consummation, we will assume the obligations of All American under the Agreement, the Debentures and the AIR Agreement through the execution of a Securities Assumption, Amendment and Issuance Agreement, Registration Rights Agreement, Common Stock Purchase Warrant Agreement and Variable Rate Secured Convertible Debenture Agreement, each between the Purchasers and us (the "Able Energy Transaction Documents"). Such documents provide that All American shall cause the real estate collateral to continue to secure the loan, until the earlier of full repayment of the loan upon expiration of the Debentures or conversion by the Purchasers of the Debentures into shares of our common stock at a conversion rate of the lesser of (i) the purchase price paid by us for each share of All American common stock in the acquisition, or (ii) $3.00, (the "Conversion Price"), subject to further adjustment as set forth in the Able Energy Transaction Documents. However, the Conversion Price with respect to the AIR Agreement shall be $4.00. In addition, the Purchasers shall have the right to receive five-year warrants to purchase 2,500,000 of our common stock at an exercise price of $3.75 per share. Pursuant to the Able Energy Transaction Documents, we shall also have an optional redemption right (which right shall be mandatory upon the occurrence of an event of default) to repurchase all of the Debentures for 125% of the face amount of the Debentures plus all accrued and outstanding interest and expenses, as well as a right to repurchase all of the Debentures in the event of the consummation of a new financing in which we sell securities at a purchase price that is below the Conversion Price. It is currently contemplated that if the Able/All American transaction is consummated, the stockholders of All American will escrow a sufficient number of shares to satisfy the conversion of the $5,000,000 in outstanding Debentures in full.

        Pursuant to the Registration Rights Agreement among the parties, if we consummate the acquisition of All American, the Purchasers shall have demand registration rights with respect to all shares of our common stock obtained by them through the conversion of the Debentures. The Purchasers shall also have an additional investment right, for a period of nine months after the initial registration statement filed by us with the Securities and Exchange Commission (the "SEC") is first declared effective by the SEC, to purchase units consisting of convertible debentures in the aggregate amount of up to $14,000,000 (the "Additional Debentures") and common stock purchase warrants equal to 50% of the face amount of such Additional Debentures (the "Additional Warrants"). The conversion price of the Additional Debentures shall be $6.50 per share of common stock with respect to the first $7,000,000 of Additional Debentures purchased, and 80% of the average weighted price of our common stock during the 20 trading days immediately prior to the Purchasers' election to purchase the Additional Debentures, with respect to the remaining $7,000,000. The Additional Warrants shall have a five- year term and an exercise price of 110% of the conversion price. In the event of the occurrence of a default with respect to the Additional Debentures, we shall have identical redemption rights to those described in the immediately preceding paragraph.

        As noted above, in connection with the potential acquisition of All American, an independent committee of our Board of Directors is currently considering the price and other material terms of the contemplated acquisition with the assistance of an outside independent appraiser. However, there can be no assurance that the acquisition will occur on terms previously disclosed or favorable to us, or at all.

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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibits are furnished with this report:

         Exhibit No.    Description
         -----------    -----------

         99.1 Securities Purchase Agreement, by and among All American and the Purchasers, dated as of June 1, 2005.

         99.2 Form of Secured Debenture, made as of June 1, 2005, by all American in favor of the Purchasers.

         99.3 Additional Investment Right, by and among All American, and the Purchasers, dated as of June 1, 2005.

         99.4 Form of Securities Assumption, Amendment and Issuance Agreement by and among the Purchasers and us.

         99.5 Form of Registration Rights Agreement by and among the Purchasers and us.

         99.6 Form of Common Stock Purchase Warrant Agreement by and among the Purchasers and us.

         99.7 Form of Variable Rate Secured Convertible Debenture Agreement by and among the Purchasers and us.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABLE ENERGY, INC.


                                       BY:     /s/ Christopher P. Westad
                                               -------------------------
                                       Name:   Christopher P. Westad
                                       Title:  President and Interim Chief
                                               Executive Officer

Date: June 10, 2005